UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

July 30, 2019

Date of Report (Date of earliest event reported)

iFresh Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38013	82-066764
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2-39 54th Avenue
Long Island City, NY 11101

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (718) 628-6200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	IFMK	Nasdaq Capital Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2019, Mei Deng tendered her resignation as Vice President of Human Resources of iFresh Inc. (the “Company”), effective July 1, 2019.  Ms. Deng’s resignation was not the result of any disagreement with the Company’s operations, policies or procedures.

The resignation was approved by the Board of Directors of the Company on August 1, 2019. The Company has decided that the position is not necessary and does not expect to appoint successor to this position.

Item 5.07. Submission of Matters to a Vote of Security Holders

On July 30, 2019, the Company held its Annual Meeting of Stockholders (the “Meeting”). Set forth below are the proposals voted upon at the Meeting, as set forth in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on July 8, 2019, and the final voting tabulation reported by the Company’s inspector of elections.

The Company’s Board of Directors fixed the close of business on June 11, 2019 as the record date for identifying those stockholders entitled to notice of, and to vote at, the Meeting. A total of 18,351,497 shares of the Company’s common stock were entitled to vote at the Meeting. A quorum of the stockholders was present in person or represented by proxy at the Meeting. The final voting results for each of the proposals were as follows:

Proposal 1. Each of the five nominees for director was elected based on the following votes:

Name	For	Withheld	Broker Non-Votes
Long Deng	10,797,473	602,767	2,342,130
Lilly Deng	10,797,523	602,717	2,342,130
Harvey Leibowitz	10,797,857	602,383	2,342,130
Mark Fang	10,797,625	602,615	2,342,130
Jay Walder	10,797,907	602,333	2,342,130

Stockholders elected all of the Company’s nominees for director for one-year terms expiring on the next annual meeting of stockholders.

Proposal 2. Stockholders ratified the appointment of Friedman LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2019 based on the following votes:

For	Against	Abstain
12,615,799	1,126,543	28

Proposal 3. Stockholders approved, by a non-binding vote, the Company’s executive compensation based on the following votes:

For	Against	Abstain	Broker Non-Votes
10,796,791	602,689	760	2,342,130

Proposal 4. Stockholders approved, by a non-binding vote, the frequency of future Stockholder advisory votes relating to the Company’s executive compensation based on the following votes:

1 Year	2 Years	3 Years	Abstain
10,657,108	9,163	733,369	600

Proposal 5. Stockholders approved the Company’s 2019 Equity Incentive Plan based on the following votes:

For	Against	Abstain	Broker Non-Votes
10,774,909	625,141	190	2,342,130

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Correspondence of Mei Deng’s Resignations as Vice President of Human Resources, dated July 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2019

iFRESH, INC.

By:	/s/ Long Deng
Name:	Long Deng
Title:	Chairman and Chief Executive Officer

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